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                PAINEWEBBER REGIONAL FINANCIAL GROWTH FUND INC.

                 Supplement to Prospectus dated August 1, 1995

The following information revises and supplements the information contained in the Fund's Prospectus and Statement of Additional Information dated August 1, 1995:

1. At a special meeting of the Fund's shareholders to be held on December 14, 1995, the shareholders will be asked to approve (1) a change in the Fund's concentration policy under which it invests, under normal circumstances, at least 65% of its total assets in the equity securities of regional commercial banks, thrifts and their holding companies to one under which it would invest, under normal circumstances, at least 65% of its total assets in the equity securities of financial services companies and a corresponding change in the Fund's investment limitation governing its ability to concentrate more than 25% of its total assets in any industry or group of industries and (2) the elimination of the Fund's fundamental investment policy of investing only in banks and thrifts with deposits insured by the Federal Deposit Insurance Corporation ("FDIC") and the holding companies of such banks and thrifts.

If proposal 1 is approved, the Fund's concentration policy will be changed to one in which the Fund would invest, under normal circumstances, at least 65% of its total assets in the equity securities of financial services companies and a specific provision requiring investment of more than 25% of the Fund's total assets in financial services industries would be included in the Fund's investment limitation which generally prohibits the Fund from investing more than 25% of its total assets in any one industry. In addition, the Fund's board of directors has authorized a change in the name of the Fund to PaineWebber Financial Services Growth Fund Inc., if proposal 1 is approved.

If proposal 2 is approved, the Fund's fundamental investment policy of investing only in banks and thrifts with deposits insured by the FDIC and the holding companies of such banks and thrifts will be eliminated. However, if shareholders approve proposal 2, the Fund's board of directors intends to adopt an identical non-fundamental investment policy, so that the Fund will continue to invest in banks and thrifts and their holding companies only if those banks and thrifts have deposits insured by the FDIC; in the future, only board approval would be necessary in order to eliminate this non-fundamental investment policy.

2. For purchases of Fund shares made on or after November 10, 1995, the following changes to the Fund's Class A, Class B and Class D shares will be in effect:

a. Class A Shares. Class A shares of the Fund purchased without an initial sales charge due to the sales charge waiver for purchases of $1 million or more and held less than one year are subject to a contingent deferred sales charge ("CDSC") upon redemption. The holding period of Class A shares of the Fund acquired through an exchange with another PaineWebber mutual fund ("PW Fund") is calculated from the date the Class A shares of that PW Fund were initially purchased without a sales charge. The Class A CDSC equals 1% of the lower of:
(a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. Class A shares of the Fund held one year or longer and Class A shares of the Fund acquired through reinvestment of dividends or capital gains distributions are not subject to this CDSC. The CDSC for Class

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A shares of the Fund is waived for redemptions in connection with the systematic withdrawal plan, subject to the limitations described below.

b. Class B Shares. The description of the calculation of the CDSC for Class B shares of the Fund has been modified slightly. The maximum CDSC for Class B shares of the Fund equals 5% of the lower of: (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. Class B shares of the Fund held six years or longer and Class B shares acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC. The CDSC for Class B shares of the Fund is waived under the circumstances described in the Fund's Prospectus. Class B shares of the Fund convert into Class A shares as described in the Prospectus.

c. Class C Shares (Formerly Class D Shares). Effective November 10, 1995, all Class D shares will be renamed Class C shares.

Class C shares of the Fund held less than one year will be subject to a CDSC on redemptions. The holding period of Class C shares of the Fund acquired through an exchange with another PW Fund will be calculated from the date the Class C shares of that PW Fund were initially purchased. The CDSC on Class C shares equals 1% of the lower of: (a) the net asset value of the shares at the time of purchase or (b) the net asset value of the shares at the time of redemption. Redemptions of Class C shares of the Fund acquired through an exchange and held less than one year will be subject to the same CDSC that would have been imposed on Class C shares of the PW Fund originally purchased that were subsequently exchanged into Class C shares of the Fund. Class C shares of the Fund held one year or longer and Class C shares of the Fund acquired through reinvestment of dividends or capital gains distributions are not subject to the CDSC. The CDSC for Class C shares of the Fund is waived for redemptions in connection with the systematic withdrawal plan, subject to the limitations described below.

d. Waivers for Systematic Withdrawal Plan. Shareholders who own Class A shares or Class C shares (formerly Class D shares) of the Fund with a value of $5,000 or more may have PaineWebber redeem a portion of their shares monthly, quarterly or semi-annually under the systematic withdrawal plan. Shareholders who participate in the systematic withdrawal plan must elect to have all dividends reinvested in additional shares of the same Class. The minimum amount for all withdrawals of Class A or Class C shares is $100. Provided that the shareholder does not withdraw an amount exceeding 12% in the first year after purchase of his or her "Initial Account Balance," a term that means the value of the Fund account at the time the shareholder elects to participate in the systematic withdrawal plan, no CDSC is imposed on such withdrawals within the first year after purchase for (1) Class A shares purchased pursuant to the sales charge waiver for purchases of $1 million or more and (2) Class C shares. Class A and Class C shareholders' participation in the systematic withdrawal plan will terminate automatically if the Initial Account Balance (plus the net asset value on the date of purchase of Fund shares acquired after the election to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than $5,000. No changes have been made to the systematic withdrawal plan with respect to Class B shares.


Dated:November 6, 1995